UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2007

                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-09453



           New York                                          13-3156768
-------------------------------                        -----------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

            On September 20, 2007, the Company issued a press release announcing the appointment of Robert Towers as President of Ark Restaurants Corp., a copy of which is filed as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

           (c)      Exhibits

           99.1  Copy of Press Release issued September 20, 2007.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ARK RESTAURANT CORP.


                                              By:  /s/ Michael Weinstein
                                                   ---------------------
                                                   Chief Executive Officer




Date:  September 20, 2007